UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 11, 2008

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein L.P. is furnishing a news release (“News Release”) issued on March 11, 2008, in which it announced its preliminary assets under management as of February 29, 2008.  The News Release is attached hereto as Exhibit 99.01.

Section 8.	Other Events

Item 8.01.	Other Events.

We are correcting an error in the Form 10-K we filed for the year ended December 31, 2007.  In the “Management” section of Item 12 of Form 10-K, we indicated that, as of January 31, 2008, Christopher M. Condron owned 20,000 AllianceBernstein Holding Units and that our directors and executive officers as a group owned 2,882,164 Units.  Mr. Condron actually owned 25,000 AllianceBernstein Holding Units as of January 31, 2008, and, accordingly, our directors and executive officers as a group owned 2,887,164 Units.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: March 11, 2008	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr.
Senior Vice President and
Chief Financial Officer